                     LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from April 1, 2000 through September 30, 2000, the Fund's net assets grew to $53,569,534, and the number of shareholders was 2,906. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 169 firms.

We invite you to visit us online at our website www.keeleyfunds.com. The site also has a link to the Morningstar website for your convenience.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
----------------------------------------
For the six month period ended September 30, 2000, the Fund's total return was +6.13% versus a return of -2.72% for the Russell 2000 Index and -3.60% for the S&P 500 Index. For the quarter ended September 30, 2000, the Fund's total return was +5.97% versus a return of +1.11% for the Russell 2000 Index and - 0.97% for the S&P 500 Index. For the one year ended September 30, 2000, the Fund's average annual return was +9.39% versus a return of +23.39% for the Russell 2000 Index and +13.28% for the S&P 500 Index. For the five years ended September 30, 2000, the Fund's average annual return was +15.19% versus +12.38% for the Russell 2000 Index and +21.69% for the S&P 500 Index. Since inception, the Fund's average annual return was +14.24% versus +12.43% for the Russell 2000 Index and +20.03% for the S&P 500 Index.

During the first nine calendar months of the year, the Federal Reserve's steady rate hikes, coupled with high energy prices (both oil and gas), effectively acted as a governor on the growth of the U.S. economy. In mid September, the Clinton administration opted to release oil from the strategic petroleum reserve in an effort to stem the rise in oil prices which was followed by OPEC's increasing rate of production. Late in the quarter, evidence indicated that economic growth was clearly moderating. This turned investor attention to the issue of how this restrained pace of growth would negatively impact the growth/technology areas and investors began to ponder the implications of a new administration upon the economy.

While the above factors impacted large cap growth equities more than small cap equities, the Fund underperformed the Russell 2000 Index and the S&P 500 Index for the six month period September 1999 to March 2000; the Fund outperformed the Russell 2000 Index and the S&P 500 Index for the six month period April 2000 to September 2000.

Given this scenario, the money flows appear to be changing from high price/earnings growth to value. We foresee slower economic growth, energy prices stabilizing/declining and the Federal Reserve System easing interest rates in the first quarter of 2001. In addition, the breadth statistics (the number of New York Stock Exchange shares advancing issues versus declining issues) have begun to stabilize after steadily dropping from April 1998 to September 2000.

This rotation is expected to favorably impact the value sector of the stock market. A by-product of our investment strategy to seek pure plays on specific businesses has resulted in merger and acquisition activity within the portfolio. This trend is expected to continue due to the proposed elimination of pooling accounting by the end of 2001. In the first six months of the fiscal year, five portfolio companies received premium bids to its market price. In the next six months ended September 30, 2000, six additional companies received premium bids. The number of companies announcing spin-offs has reached a record level thus far in calendar 2000.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
----------------------------------------
For the six month period ended September 30, 2000, the Fund's total return was +1.35% versus a return of -2.72% for the Russell 2000 Index and -3.60% for the S&P 500 Index. For the quarter ended September 30, 2000, the Fund's total return was +1.21% versus a return of +1.11% for the Russell 2000 Index and - 0.97% for the S&P 500 Index. For the one year ended September 30, 2000, the Fund's average annual return was +4.48% versus a return of +23.39% for the Russell 2000 Index and +13.28% for the S&P 500 Index. For the five years ended September 30, 2000, the Fund's average annual return was +14.14% versus +12.38% for the Russell 2000 Index and +21.69% for the S&P 500 Index. Since inception, the Fund's average annual return was +13.49% versus +12.43% for the Russell 2000 Index and +20.03% for the S&P 500 Index.


Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment
                  in the KSCVF*, S&P 500** and Russell 2000**
               KSCVF             S&P 500 Index            Russell 2000 Index
             --------            -------------            ------------------
10/01/93         9551               10,000                       10,000
SEP 1994      9799.43              10368.6                     10267.48
SEP 1995     11957.98             13452.66                     12666.45
SEP 1996      13898.5             16187.93                     14329.94
SEP 1997     21335.98             22735.56                     19085.72
SEP 1998        19097                24792                        15456
SEP 1999        22173                31686                        18404
SEP 2000        24254                35895                        22709
                        Average annual total returns***
                      for periods ended September 30, 2000

                                                     Since
                                                  Commencement
                                                       of
                                  12 mos   5 Yrs   Operations
                                   ended   ended   10/1/93 to
                                  9/30/00 9/30/00   9/30/00
                                  ------- ------- ------------
     KSCVF                         +9.39% +15.19%   +14.24%
     KSCVF (includes
      max 4 1/2% front-end load)   +4.48% +14.14%   +13.49%
     S&P 500 Index                +13.28% +21.69%   +20.03%
     Russell 2000 Index           +23.39% +12.38%   +12.43%

*   Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
*** PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000

ASSETS:
Investments at value (cost $44,695,989)  $53,814,793

Cash                                              75

Receivable for shares issued                  34,556

Dividends and interest receivable             21,771

Prepaid expenses                               7,365
                                         -----------

  Total Assets                            53,878,560
                                         -----------

LIABILITIES:

Payable to Adviser                                   44,759

Payable for securities purchased                     21,775

Payable for shares redeemed                         143,356

Other accrued expenses                               99,136
                                                -----------

To tal Liabilities                                  309,026
                                                -----------

NET ASSETS                                      $53,569,534
                                                ===========
NET ASSETS CONSIST OF:

Capital stock                                   $43,677,600

Accumulated net realized gain on investments        773,130

Unrealized net appreciation on investments        9,118,804
                                                -----------

TOTAL NET ASSETS                                $53,569,534
                                                ===========

CAPITAL STOCK, $0.01 par value

Authorized                                       10,000,000

Issued and outstanding                            2,454,896

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE  $     21.82
                                                ===========

MAXIMUM OFFERING PRICE PER SHARE                $     22.85
                                                ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                     For The Year Ended September 30, 2000

INVESTMENT INCOME:
Dividend income (net of $600 of non-reclaimable foreign
 withholding taxes)                                      $  564,493

Interest income                                              77,903
                                                         ----------

Total Investment Income                                     642,396
                                                         ----------

EXPENSES:

Investment advisory fees                                    526,132

12b-1 fees                                                  131,533

Transfer agent fees and expenses                             94,854

Administration fees                                          76,308

Professional fees                                            32,644

Reports to shareholders                                      30,278

Fund accounting fees                                         29,431

Custody fees                                                 22,285

State registration fees                                      18,877

Directors' fees                                              12,467

Other                                                         3,755
                                                         ----------

Total expenses                                              978,564
                                                         ----------

Net investment loss                                        (336,168)
                                                         ----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                          2,071,002

Increase in net unrealized appreciation on investments    2,945,294
                                                         ----------

Net gain on investments                                   5,016,296
                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $4,680,128
                                                         ==========

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2000

  Number
 of Shares                                                       Value
 ---------                                                    -----------
           COMMON STOCKS                               96.90%
           Aerospace/Defense                            1.09%
    20,000 Teledyne Technologies, Inc.*                       $   582,500
                                                              -----------
           Automotive                                   0.51%
    53,000 Tenneco Automotive, Inc.                               274,938
                                                              -----------
           Batteries/Battery Systems                    1.03%
    22,500 Energizer Holdings, Inc.*                              551,250
                                                              -----------
           Building Materials                           0.64%
    19,500 Nortek, Inc.*                                          341,250
                                                              -----------
           Business Service                             1.28%
    32,500 R.H. Donnelley Corp.                                   686,563
                                                              -----------
           Chemicals                                    0.72%
    21,000 Arch Chemicals, Inc.                                   383,250
                                                              -----------
           Communications and Media                     3.87%
    30,000 The Ackerley Group, Inc.                               300,000
    17,000 AT&T Corp.--Liberty Media Group, Class A*              306,000
    10,000 Media General, Inc., Class A                           430,000
    46,000 Paxson Communications*                                 529,000
    26,000 Price Communications Corp.*                            508,625
                                                              -----------
                                                                2,073,625
                                                              -----------
           Consumer Products                            2.13%
    34,500 Flowers Industries, Inc.                               672,750
    48,500 Water Pik Technologies, Inc.*                          469,844
                                                              -----------
                                                                1,142,594
                                                              -----------
           Consumer Service                             1.70%
    26,000 Central Parking Corp.                                  515,125
    12,500 Chemed Corp.                                           397,656
                                                              -----------
                                                                  912,781
                                                              -----------
           Containers                                   0.72%
    18,500 Alltrista Corp.*                                       383,875
                                                              -----------
           Direct Marketing                             1.26%
    61,500 Key3Media Group, Inc.*                                 672,656
                                                              -----------
           Diversified Manufacturing                    1.16%
    12,000 Tyco International Ltd.                                622,500
                                                              -----------
           Electronics                                  0.83%
    11,000 Moog, Inc., Class B*                                   444,125
                                                              -----------
           Engineering and Construction                 3.37%
    40,000 Chicago Bridge & Iron Co. N.V.                         570,000
    25,500 Emcor Group, Inc.*                                     663,000
    50,000 Washington Group International, Inc.*                  571,875
                                                              -----------
                                                                1,804,875
                                                              -----------
           Entertainment and Leisure                    3.48%
    33,000 Blockbuster, Inc., Class A                             290,812
    15,000 Gaylord Entertainment                                  358,125
    37,000 On Command Corp.*                                      454,406
    13,000 Viacom, Inc., Class B*                                 760,500
                                                              -----------
                                                                1,863,843
                                                              -----------

  Number
 of Shares                                                           Value
 ---------                                                        -----------
           Environmental Control                            0.79%
    19,000 Cuno, Inc.*                                            $   422,750
                                                                  -----------

           Finance Company                                  6.71%
    50,000 Boston Private Financial Holdings, Inc.*                   825,000
    35,500 Brookline Bancorp, Inc.                                    406,031
    40,500 Capitol Federal Financial*                                 592,312
    40,500 CFS Bancorp, Inc.                                          417,656
    35,000 Harbor Florida Bancshares, Inc.                            422,188
    28,000 Hudson City Bancorp, Inc.                                  476,000
    35,000 Hudson River Bancorp, Inc.*                                457,188
                                                                  -----------
                                                                    3,596,375
                                                                  -----------

           Financial Services                              14.36%
    23,500 AG Services of America, Inc.*                              414,187
    14,000 American Financial Holdings, Inc.                          246,750
    16,000 BKF Capital Group, Inc.                                    312,000
    20,000 BlackRock, Inc.*                                           640,000
    40,000 Federal Agricultural Mortgage Corp., Class C*              705,000
    14,500 Investment Technology Group, Inc.                          579,094
    23,000 Jefferies Group, Inc.                                      618,125
    25,500 John Hancock Financial Services, Inc.*                     685,313
    30,000 LaBranche & Co., Inc.*                                   1,001,250
    59,000 Phoenix Investment Partners, Ltd.                          914,500
    15,900 Stilwell Financial, Inc.*                                  691,650
    28,500 Waddell & Reed Financial, Inc.                             883,500
                                                                  -----------
                                                                    7,691,369
                                                                  -----------

           Food, Beverage and Tobacco                       5.40%
    35,500 Earthgrains Co.                                            654,531
    64,000 ICH Corp.*                                                 304,000
    57,000 M & F Worldwide Corp.*                                     331,313
    93,000 Nathans Famous, Inc.*                                      340,031
    35,000 Ralcorp Holdings, Inc.*                                    494,375
    29,000 Sara Lee Corp.                                             589,063
    17,000 Tasty Baking Co.                                           180,625
                                                                  -----------
                                                                    2,893,938
                                                                  -----------

           Forestry                                         1.69%
    19,000 Deltic Timber Corp.                                        321,812
    21,000 St. Joe Corp.                                              582,750
                                                                  -----------
                                                                      904,562
                                                                  -----------

           Furniture/Home Appliances                        0.85%
    27,500 Furniture Brands International, Inc.*                      457,187
                                                                  -----------

           Household Products                               1.25%
    22,500 Masco Corp.                                                419,063
    25,000 U.S. Industries, Inc.                                      248,438
                                                                  -----------
                                                                      667,501
                                                                  -----------

           Housing                                          4.13%
    24,000 Kaufman & Broad Home Corp.                                 646,500
    25,500 Lennar Corp.                                               757,031
    20,500 MDC Holdings, Inc.                                         533,000
    31,000 Walter Industries, Inc.*                                   275,125
                                                                  -----------
                                                                    2,211,656
                                                                  -----------

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2000

  Number
 of Shares                                                 Value
 ---------                                               ----------
           Insurance                               6.43%
    23,500 Allstate Corp.                                $  816,625
    17,000 The MONY Group, Inc.                             677,875
    28,000 Old Republic International Corp.                 673,750
    18,000 StanCorp Financial Group, Inc.                   769,500
    16,000 Unitrin, Inc.                                    507,000
                                                         ----------
                                                          3,444,750
                                                         ----------

           Lodging                                 1.69%
    19,000 Choice Hotels International, Inc.*               209,000
   107,000 Meristar Hotels & Resorts, Inc.*                 287,563
    60,500 Sunburst Hospitality Corp.*                      408,375
                                                         ----------
                                                            904,938
                                                         ----------

           Manufacturing                           5.19%
    44,000 CIRCOR International, Inc.*                      453,750
    33,000 Flowserve Corp.*                                 542,437
    44,000 Griffon Corp.*                                   332,750
    14,500 ITT Industries, Inc.                             470,344
    20,000 Thomas Industries, Inc.                          405,000
    19,000 The Timken Co.                                   260,063
    31,000 Wabtec Corp.                                     313,875
                                                         ----------
                                                          2,778,219
                                                         ----------

           Oil and Gas--Equipment & Services       4.12%
    23,000 Evergreen Resources, Inc.*                       799,250
    37,000 Getty Petroleum Marketing, Inc.*                 136,437
    65,000 Key Energy Services, Inc.*                       637,813
    30,500 Pennzoil-Quaker State Co.                        320,250
    31,500 Watts Industries, Inc.                           315,000
                                                         ----------
                                                          2,208,750
                                                         ----------

           Oil and Gas--Exploration & Production   4.55%
    11,000 HS Resources, Inc.*                              369,875
    88,000 Magnum Hunter Resources, Inc.*                   803,000
    47,000 Pontotoc Production, Inc.*                       446,500
    38,720 Pure Resources, Inc.*                            820,380
                                                         ----------
                                                          2,439,755
                                                         ----------

           Pharmaceuticals and Healthcare          2.42%
    25,500 Edwards Lifesciences Corp.*                      556,219
    25,000 Morrison Management Specialists, Inc.            738,750
                                                         ----------
                                                          1,294,969
                                                         ----------

           Printing and Publishing                 3.71%
    16,500 Meredith Corp.                                   486,750
    28,000 Penton Media, Inc.                               770,000
    11,000 Pulitzer, Inc.                                   472,450
    32,000 Ziff-Davis, Inc.*                                260,000
                                                         ----------
                                                          1,989,200
                                                         ----------

           Railroad                                2.19%
    82,000 Kansas City Southern Industries, Inc.            712,375
    29,500 Katy Industries, Inc.                            206,500
    36,000 Providence and Worcester Railroad Co.            254,250
                                                         ----------
                                                          1,173,125
                                                         ----------

   Number
 of Shares                                                     Value
 ---------                                                  -----------
            Retail                                   2.49%
     11,500 Harcourt General, Inc.                          $   678,500
     23,500 Midas, Inc.                                         329,000
     10,000 Zale Corp.*                                         324,375
                                                            -----------
                                                              1,331,875
                                                            -----------

            Software                                 1.91%
     16,500 BARRA, Inc.*                                      1,024,031
                                                            -----------

            Telecommunications Services              1.38%
     55,000 Citizens Communications Co.                         739,062
                                                            -----------

            Transportation                           1.05%
     57,800 Avalon Holdings Corp., Class A*                     177,012
     16,500 Sea Containers Ltd., Class A                        384,656
                                                            -----------
                                                                561,668
                                                            -----------

            Wireless Communications                  0.80%
      6,300 Rural Cellular Corp., Class A*                      429,188
                                                            -----------

            Total Common Stocks                              51,905,493
                                                            -----------
            (cost $42,850,526)

            WARRANTS                                 0.33%
     22,300 Jacor Communications*                               178,400
                                                            -----------

            Total Warrants                                      178,400
                                                            -----------
            (cost $114,563)

 Principal
   Amount
 ---------
            SHORT-TERM INVESTMENTS                   3.23%
 $  507,500 American Family Demand Note, 6.2352%            $   507,500
  1,223,400 Firstar Bank Demand Note, 6.3700%                 1,223,400
                                                            -----------
            Total Short-Term Investments                      1,730,900
                                                            -----------
            (cost $1,730,900)
            Total Investments                      100.46%
            (cost $44,695,989)                               53,814,793
            Liabilities less Other Assets           (0.46%)    (245,259)
                                                            -----------
            NET ASSETS                             100.00%  $53,569,534
                                                            ===========

                             *Non-income producing
                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             Year Ended         Year Ended
                                         September 30, 2000 September 30, 1999
                                         ------------------ ------------------
OPERATIONS:
Net investment loss                         $  (336,168)       $  (444,428)
Net realized gain on investments              2,071,002          1,823,344
Increase in net unrealized appreciation
 on investments                               2,945,294          5,076,488
                                            -----------        -----------
Net increase in net assets resulting
 from operations                              4,680,128          6,455,404
                                            -----------        -----------
DISTRIBUTIONS:
Net realized gains                           (2,275,000)          (892,529)
                                            -----------        -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 799,978 and 1,035,691
 shares issued, respectively                 16,196,247         20,988,777
Proceeds from 110,563 and 45,208 shares
 of distributions reinvested,
 respectively                                 2,179,145            864,849
Cost of 979,421 and 728,007 shares
 redeemed, respectively                     (19,833,081)       (14,541,243)
                                            -----------        -----------
Net increase (decrease) from capital
 stock transactions                          (1,457,689)         7,312,383
                                            -----------        -----------
TOTAL INCREASE IN NET ASSETS                    947,439         12,875,258
NET ASSETS:
Beginning of year                            52,622,095         39,746,837
                                            -----------        -----------
End of year                                 $53,569,534        $52,622,095
                                            ===========        ===========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         September 30, September 30, September 30, September 30, September 30,
                             2000          1999          1998          1997          1996
                         ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value,
 beginning of year          $ 20.85       $ 18.31       $ 21.48       $ 14.52       $ 12.52
Income from investment
 operations:
Net investment loss           (0.14)        (0.18)        (0.16)        (0.25)        (0.19)
Net realized and
 unrealized gains
 (losses) on
 investments                   2.00          3.10         (2.00)         7.77          2.22
                            -------       -------       -------       -------       -------
Total from investment
 operations                    1.86          2.92         (2.16)         7.52          2.03
                            -------       -------       -------       -------       -------
Less distributions:
Net realized gains            (0.89)        (0.38)        (1.01)        (0.56)        (0.03)
                            -------       -------       -------       -------       -------
Net asset value, end of
 year                       $ 21.82       $ 20.85       $ 18.31       $ 21.48       $ 14.52
                            =======       =======       =======       =======       =======
Total return (2)               9.39%        16.11%       (10.50)%       53.51%        16.23%
Supplemental data and
 ratios:
Net assets, end of year
 (in 000's)                 $53,570       $52,622       $39,747       $20,824       $10,815
Ratio of expenses to
 average net assets            1.86%         1.98%         2.02%         2.45%         2.50%
Ratio of net investment
 loss to average net
 assets                       (0.64)%       (0.92)%       (1.17)%       (1.66)%       (1.61)%
Ratio of expenses to
 average net assets (3)        1.86%         1.98%         2.02%         2.45%         2.94%
Ratio of net investment
 loss to average net
 assets (3)                   (0.64)%       (0.92)%       (1.17)%       (1.66)%       (2.05)%
Portfolio turnover rate       44.84%        40.19%        33.40%        36.40%        52.43%

(1) Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) During the year ended September 30, 1996, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2000

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions that day are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income and Excise Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

  c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at September 30, 2000, reclassifications were recorded from accumulated net investment losses to reduce accumulated net realized gain on investments by $336,168. The Fund hereby designates approximately $1,925,000 as a long-term capital gain dividend for the purpose of the dividends paid deduction.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2000
2.SIGNIFICANT ACCOUNTING POLICIES (continued)

  d) Other - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1999 to September 30, 2000, the Fund paid $42,127 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1999 to September 30, 2000, were $23,072,049 and $27,071,710, respectively. For the period from October 1, 1999 to September 30, 2000, the Fund paid $123,696 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $44,799,603, were as follows:

         Appreciation                     $13,287,071
         Depreciation                      (4,271,881)
                                          -----------
         Net appreciation on investments  $ 9,015,190
                                          ===========

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2000

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                             Sales Charge       Sales Charge     Dealer Reallowance
   Amount of Single         as a Percentage  as a Percentage of  as a Percentage of
   Transaction             of Offering Price Net Amount Invested   Offering Price
   ----------------        ----------------- ------------------- ------------------
   Less than $50,000             4.50%              4.71%               4.00%
   $50,000 but less than
    $100,000                     4.00%              4.17%               3.50%
   $100,000 but less than
    $250,000                     3.00%              3.09%               2.50%
   $250,000 but less than
    $500,000                     2.50%              2.56%               2.00%
   $500,000 and over             2.00%              2.04%               1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1999 to September 30, 2000, the Fund was advised that the Distributor received $30,186 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                       Report of Independent Accountants

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[LOGO]

Milwaukee, Wisconsin
October 27, 2000

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY Small Cap Value Fund, Inc.




                                 Annual Report

                              September 30, 2000